                           ING MUTUAL FUNDS ("TRUST")
                           ING EMERGING COUNTRIES FUND
                     ING INTERNATIONAL SMALLCAP GROWTH FUND
                            ING WORLDWIDE GROWTH FUND

                        Supplement dated December 8, 2004
 to the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus
                              Dated March 1, 2004

On November 10, 2004, the Board of Trustees ("Board") of the Trust approved three special meetings of shareholders to be held during the first quarter of 2005 to approve the following sub-adviser changes to several of the Trust's Funds.

FUND                                    CURRENT SUB-ADVISER              PROPOSED SUB-ADVISER
----                                    -------------------              --------------------
ING Emerging Countries Fund             ING Investment Management        Brandes Investment Partners, L.P.
("Emerging Countries Fund")             Advisors B.V.                    ("Brandes")

ING International SmallCap Growth       Nicholas-Applegate Capital       Acadian Asset Management, Inc.
Fund ("International SmallCap Growth    Management                       ("Acadian")
Fund")

ING Worldwide Growth Fund ("Worldwide   ING Investment Management Co.    NWQ Investment Management Company,
Growth Fund")                                                            LLC ("NWQ")

These meetings are scheduled to take place January 25, 2005 for Worldwide Growth Fund and February 15, 2005 for Emerging Countries and International SmallCap Growth Funds.

Pending shareholder approval, in connection with the change in sub-adviser to Emerging Countries Fund, effective March 1, 2005: the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will concentrate to a greater extent on "value investing."

Pending shareholder approval, in connection with the change in sub-adviser to International SmallCap Growth Fund, effective March 1, 2005: (1) the name of the Fund will change to ING International SmallCap Fund; and (2) the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will employ both a bottom-up analysis and a top-down analysis, thereby capturing value-added at both the stock and the country levels.

Pending shareholder approval, in connection with the change in sub-adviser to Worldwide Growth Fund, effective February 1, 2005: (1) the name of the Fund will change to ING Global Value Choice Fund; (2) the Fund's fundamental investment objective of "maximum long-term capital appreciation" will be changed to a non-fundamental investment objective of "long-term capital appreciation;" and
(3) the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will aim to provide superior risk-adjusted returns through an opportunistic value-oriented process.

Modifications to the Prospectuses to reflect these changes are set out below.

ING EMERGING COUNTRIES FUND

Pending shareholder approval, effective March 1, 2005, the following changes will be made to the Prospectus disclosure for Emerging Countries Fund:

(1) All references to the current sub-adviser for Emerging Countries Fund will be replaced with the proposed sub-adviser, "Brandes Investment Partners, L.P."

(2) The section entitled "Investment Strategy" on page 4 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus will be deleted in its entirety and replaced with the following:

INVESTMENT
STRATEGY

The Fund normally invests at least 80% of its assets in securities of issuers located in at least three countries with emerging securities markets. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; or (ii) the principal securities market for the issuer is in a country with an emerging securities market; or (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer's assets are located in a country with an emerging securities market.

The Fund holds common stocks, preferred stocks, American depositary receipts ("ADRs"), European depositary receipts ("EDRs") and Global depositary receipts ("GDRs"), as well as convertible securities.

The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value. The process uses a sophisticated computer database that constantly screens more than 2,500 emerging market companies across the globe. The Sub-Adviser focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. The Sub-Adviser also applies the principles of its investment philosophy to determine an estimate of each company's value, then thoroughly reviews each company to find and purchase shares of businesses that the Sub-Adviser believes are selling at a significant discount to their true worth. The Sub-Adviser will focus on issuers in those emerging market countries in which it believes the economies are developing strongly and the markets are becoming more sophisticated.

The Fund will typically invest up to the greater of either:

- 20% of total Fund assets in any particular country or industry at the time of purchase, or,

- 150% of the weighting of such country or industry as represented in the MSCI Emerging Markets Index ("MSCI EM Index") at the time of purchase.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

(3) The fifth paragraph of the section entitled "Risks" on page 4 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus will be deleted and replaced with the following:

                  CONVERTIBLE SECURITIES - the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

(4) The following will be added after the fifth paragraph of the section entitled "Risks" on page 4 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus:

                  VALUE INVESTING - securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

                  SMALL-/MID-SIZED COMPANIES - the stocks of small- and mid-sized companies may be more susceptible to price swings than those of larger companies because they have fewer financial resources, more limited products and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

(5) The last sentence in the second paragraph of the section entitled "Risks" on page 4 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus will be deleted.

(6) The following disclosure will be added to the bottom of the fourth paragraph of the section entitled "Risks - Risk of Foreign Investing" on page 4 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus:

                  ADRs, EDRs, GDRs and ORDs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

(7) The 12b-1 fees in the section entitled "What You Pay to Invest" on page 24 of the Class A, Class B, Class C and Class M Prospectus will be amended to lower the Class A Distribution and Service (12b-1) Fees from 0.35% to 0.25%.

(8) The section entitled "Management of the Funds - ING Emerging Countries Fund" on page 38 of the Class A, Class B, Class C and Class M Prospectus and on page 27 of the Class Q Prospectus will be deleted in its entirety.

(9) The first paragraph in the section entitled "Management of the Funds - ING International Value Fund" on page 41 of the Class A, Class B, Class C and Class M Prospectus and on page 29 of the Class Q Prospectus will be deleted and replaced with the following:

                  ING EMERGING COUNTRIES AND ING INTERNATIONAL VALUE FUNDS

                  BRANDES INVESTMENT PARTNERS, L.P.

                  Brandes Investment Partners, L.P. ("Brandes" or "Sub-Adviser") has been the Sub-Adviser to ING Emerging Countries and ING International Value Funds since March, 2005 and March, 1995, respectively. Brandes' Emerging Markets Investment Committee and Brandes' Large Cap Investment Committee are responsible for making the day-to-day investment decisions for ING Emerging Countries and ING International Value Funds, respectively.

(10) The following will be added after the last paragraph in the section entitled "Management of the Funds - ING International Value Fund" on page 41 of the Class A, Class B, Class C and Class M Prospectus and on page 29 of the Class Q Prospectus:

                  ING EMERGING COUNTRIES FUND

                  Emerging Countries Fund is managed by a team of investment professionals led by Brandes Investment Partners' Emerging Markets Investment Committee.

ING INTERNATIONAL SMALLCAP GROWTH FUND

Pending shareholder approval, effective March 1, 2005, the following changes will be made to the Prospectus disclosure for International SmallCap Growth
Fund:

(1) All references to the current sub-adviser for International SmallCap Growth Fund will be replaced with the proposed sub-adviser, "Acadian Asset Management, Inc."

(2) The name of the Fund will be changed to "ING International SmallCap Fund." Therefore, all references to "ING International SmallCap Growth Fund" will be changed to "ING International SmallCap Fund."

(3) The section entitled "Investment Strategy" on page 10 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus will be deleted and replaced with the following:

INVESTMENT
STRATEGY

Under normal conditions, the Fund invests at least 80% of its assets in securities of small companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S. The Fund may invest up to 35% of its assets in U.S. issuers.

The Fund invests primarily in smaller-capitalized companies ("small-cap stocks") located worldwide. The market capitalization ranges of the various countries' small-cap stocks may vary greatly due to fluctuating currency values, differences in the size of the respective economies, and movements in the local stock markets. For purposes of the Fund the size of stocks considered for the Portfolio will fall in the $100 million to $3 billion cap range at the time of purchase. The market capitalization of companies considered to be small-cap will change with market conditions.

The Fund invests primarily in the common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts, futures contracts, other investment companies including exchange traded funds ("ETFs"), rights, American depository receipts ("ADRs"), Global depository receipts ("GDRs") and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities.

The investment process is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each country, thereby capturing value-added at both the stock and the country levels. The models incorporate multiple factors, including such fundamental value measures as low price-earnings ratios and low price-book ratios, as well as measures relating to earnings trends, price movements and other predictive factors. The bottom-up portion of the investment process methodically exploits a range of characteristics associated with outperforming stocks in global equity markets, including valuation, earnings expectations, and price movements. The process uses stock factors to predict how well each stock in the universe will perform relative to its country/sector zone, as well as separate models to forecast country/sector-level returns, in order to predict how well each stock's country/sector zone will perform relative to others.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may also lend portfolio securities on a short- term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

(4) The following disclosure will be added after the fourth paragraph of the section entitled "Risks" on page 10 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus:

                  SMALL-SIZED COMPANIES - stocks of smaller companies may carry higher risks than stocks of larger companies.

                  - Smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

                  - In many instances, the frequency and volume of trading in small-cap stocks are substantially less than those stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

                  - Stocks of smaller companies can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

                  OTHER INVESTMENT COMPANIES - The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

(5) The following disclosure will be added to the bottom of the fourth paragraph of the section entitled "Risks - Risk of Foreign Investing" on page 10 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus:

                  ADRs, EDRs, GDRs and ORDs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

(6) The following disclosure will be added before the last paragraph of the section entitled "Risks" on page 10 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus:

                  RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in the interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

(7) The last sentence in the second paragraph of the section entitled "Risks" on page 10 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus will be deleted.

(8) "Other Investment Companies" Risk in the section entitled "Principal Risks" on page 44 of the Class A, Class B, Class C and Class M Prospectus and on page 32 of the Class Q Prospectus will be replaced with the following:

                  OTHER INVESTMENT COMPANIES (ING FOREIGN FUND, ING INTERNATIONAL SMALLCAP FUND AND ING RUSSIA FUND ). To the extent permitted by the Investment Company Act of 1940, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stock ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in other investment companies is that the value of the underlying securities held by the investment company might decrease.

                  The value of the underlying securities fluctuate in response to activities of an individual company or in response to general market and/or economic conditions.

(9) The section entitled "Management of the Funds - ING International SmallCap Growth Fund" on page 38 of the Class A, Class B, Class C and Class M Prospectus and on page 29 of the Class Q Prospectus will be deleted in its entirety and replaced with the following.

                  ING INTERNATIONAL SMALLCAP FUND

                  ACADIAN ASSET MANAGEMENT, INC.

                  Acadian Asset Management, Inc. ("Acadian" or "Sub-Adviser") serves as the Sub-Adviser to ING International SmallCap Fund.

                  Acadian Asset Management is a Boston- and Singapore-based investment management firm specializing in active global and international equity strategies. Acadian was founded in 1977 and over the last decade and more, the firm has served some of the world's largest and most sophisticated fund sponsors. Acadian's team includes over thirty-five professionals focused on portfolio management, research, trading, client service, operations, and technology. Acadian invests on behalf of major pension funds, endowments, foundations and other institutions based in the U.S. and abroad. The firm also serves individual investors.

                  As of September 30, 2004, Acadian had assets under management of over $10.2 billion. The principal address of Acadian is Ten Post Office Square Boston, MA 02109.

                  The following individuals share responsibility for the day-to-day management of the Fund:

                           John R. Chisholm and Matthew J. Cohen would have
                  day-to-day responsibility for the Fund. Mr. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer, joined Acadian in July 1987. He is responsible for actively managing Acadian portfolios and developing quantitative techniques to value markets and securities.

                           Matthew J. Cohen, CFA, Senior Vice President and
                  Portfolio Manager, joined Acadian in October 1994. He specializes in quantitative equity valuation techniques and manages the processes and data that drive Acadian's investment approach. Previously, Mr. Cohen worked as a senior systems analyst and project manager for Digital Equipment Corporation.

ING WORLDWIDE GROWTH FUND

Pending shareholder approval, effective February 1, 2005, the following changes will be made to the Prospectus disclosure for Worldwide Growth Fund:

(1) All references to the current sub-adviser for Worldwide Growth Fund will be replaced with the proposed sub-adviser, "NWQ Investment Management Company, LLC."

(2) The name of the Fund will be changed to "ING Global Value Choice Fund." Therefore, all references to "ING Worldwide Growth Fund" will be replaced with "ING Global Value Choice Fund."

(3) The sections entitled "Objective" and "Investment Strategy" on page 22 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus will be deleted and replaced with the following:

OBJECTIVE

The Fund seeks long-term capital appreciation. The Fund's investment objective is not fundamental and may be changed without a shareholder vote.

INVESTMENT
STRATEGY

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in at least three countries, one of which may be the U.S. The Fund generally invests at least 80% of its total assets in common and preferred equities, American depository receipts ("ADRs"), Ordinaries ("ORDs"), European depositary receipts ("EDRs"), Global depository receipts ("GDRs"), derivatives and convertible securities. The Fund may invest up to 10% in companies located in countries with emerging securities markets when the Sub-Adviser believes they present attractive investment opportunities. The Sub-Adviser may invest in companies with any market capitalization.

The Fund aims to provide superior risk-adjusted returns through an opportunistic value-oriented process. The Fund seeks to invest in companies with attractive valuation, favorable risk/reward characteristics and downside protection, and an inflection point or catalyst that can unlock value or improve profitability. The Sub-Adviser's highly experienced domestic and international research teams perform extensive bottom-up analysis on companies and industries in an attempt to identify attractive investment opportunities. Analysts conduct rigorous financial statement analysis, with particular focus on the balance sheet and cash flows, to help identify downside support as well as upside price targets. In addition, they analyze qualitative factors such as sustainability of competitive advantage, management strength, and operational efficiency. The domestic and international research teams work closely together and share information, insight and research on an ongoing basis. In several industries, the domestic analyst maintains primary global research responsibility.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

(4) The following disclosure will be added after the second paragraph of the section entitled "Risks" on page 22 of the Class A, Class B, Class C and Class M Prospectus and on page 16 of the Class Q Prospectus:

                  VALUE INVESTING - securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

(5) The following disclosure will replace the fourth paragraph of the section entitled "Risks" on page 22 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus:

                  MARKET TRENDS - from time to time, the stock market may not favor the value-oriented securities in which the Fund invests. Rather, the market could favor growth-oriented securities, or may not favor equities at all.

(6) The following disclosure will be added after the third paragraph of the section entitled "Risks" on page 22 of the Class A, Class B, Class C and Class M Prospectus and on page 16 of the Class Q Prospectus:

                  RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in the interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

(7) The following disclosure will replace the fifth paragraph of the section entitled "Risks" on page 22 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus:

                  INABILITY TO SELL SECURITIES - securities of small- and mid-sized companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell securities at a time and price that would be most beneficial to the Fund.

(8) The sixth sentence in the second paragraph of the section entitled "Risks" on page 22 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus will be deleted in its entirety.

(9) The following disclosure will be added to the bottom of the fourth paragraph of the section entitled "Risks - Risk of Foreign Investing" on page 22 of the Class A, Class B, Class C and Class M Prospectus and page 16 of the Class Q Prospectus:

                  ADRs, EDRs, GDRs and ORDs are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security.

(10) The section entitled "Management of the Funds - ING Worldwide Growth Fund" on page 38 of the Class A, Class B, Class C and Class M Prospectus and on page 27 of the Class Q Prospectus will be deleted in its entirety.

(11) The following disclosure will be added to the bottom of the section entitled "Management of the Funds" on page 41 of the Class A, Class B, Class C and Class M Prospectus and on page 29 of the Class Q Prospectus

                  ING GLOBAL VALUE CHOICE FUND

                  NWQ INVESTMENT MANAGEMENT COMPANY, LLC

                  NWQ Investment Management Company, LLC. ("NWQ" or "Sub-Adviser"), a member-managed Delaware limited liability company, serves as the Sub-Adviser to ING Global Value Choice Fund. NWQ is responsible for managing the assets of the Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Fund's Board.

                  NWQ was founded in 1982 to manage assets for corporate and multi-employer plans, public entities, endowments, foundations, and high net worth individuals. NWQ is registered with the SEC as an investment adviser and is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.

                  As of September 30, 2004, NWQ managed over $23 billion in assets. The principal address of NWQ is 2049 Century Park East, 4th Floor, Los Angeles, California 90067.

                  The following individuals share responsibility for the day-to-day management of ING Global Value Choice Fund:

                           Paul J. Hechmer, Senior Vice President/International
                  Portfolio Manager, joined NWQ in 2001. Prior to that, Mr. Hechmer was the Portfolio Manager and Senior Equity Analyst for Palley-Needelman's International Value portfolios. Previous to this, Mr. Hechmer served as Senior International Equity Analyst for Founders Asset Management and as an International Equity Analyst for Farmers Investment, Management and Research.

                           Mark A. Morris, Senior Vice President, joined NWQ in
                  2001. He previously held the position of Director and Portfolio Manager with Merrill Lynch Investment Mangers where he managed value oriented institutional portfolios for three years.

                           Gregg S. Tenser, CFA, Senior Vice President, joined
                  NWQ in 2001, after spending two years at Sturdivant & Company, a value-oriented institutional money manager. Formerly, he held the position of Vice President and Senior Analyst at Federated Investors, where he also served as Director of Equity Research.

                           Jon D. Bosse, CFA, Chief Investment Officer, joined
                  NWQ in 1996. Mr. Bosse holds the Chartered Financial Analyst designation and he is a member of the CFA Institute and the Los Angeles Society of Financial Analysts. Previously, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Mr. Bosse also spent four years with ARCO in corporate Finance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                           ING MUTUAL FUNDS ("TRUST")

                           ING EMERGING COUNTRIES FUND

                     ING INTERNATIONAL SMALLCAP GROWTH FUND

                            ING WORLDWIDE GROWTH FUND

                        Supplement dated December 8, 2004
         to the Class A, Class B, Class C, Class I, Class M and Class Q
                   Statement of Additional Information ("SAI")
                               Dated March 1, 2004

On November 10, 2004, the Board of Trustees ("Board") of the Trust approved three special meetings of shareholders to be held during the first quarter of 2005 to approve the following sub-adviser changes to several of the Trust's Funds.

FUND                                    CURRENT SUB-ADVISER              PROPOSED SUB-ADVISER
----                                    -------------------              --------------------
ING Emerging Countries Fund             ING Investment Management        Brandes Investment Partners, L.P.
("Emerging Countries Fund")             Advisors B.V.                    ("Brandes")

ING International SmallCap Growth       Nicholas-Applegate Capital       Acadian Asset Management, Inc.
Fund ("International SmallCap Growth    Management                       ("Acadian")
Fund")

ING Worldwide Growth Fund ("Worldwide   ING Investment Management Co.    NWQ Investment Management Company,
Growth Fund")                                                            LLC ("NWQ")

These meetings are scheduled to take place January 25, 2005 for Worldwide Growth Fund and February 15, 2005 for Emerging Countries and International SmallCap Growth Funds.

Pending shareholder approval, in connection with the change in sub-adviser to Emerging Countries Fund, effective March 1, 2005: the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will concentrate to a greater extent on "value investing."

Pending shareholder approval, in connection with the change in sub-adviser to International SmallCap Growth Fund, effective March 1, 2005: (1) the name of the Fund will change to ING International SmallCap Fund; and (2) the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will employ both a bottom-up analysis and a top-down analysis, thereby capturing value-added at both the stock and the country levels.

Pending shareholder approval, in connection with the change in sub-adviser to Worldwide Growth Fund, effective February 1, 2005: (1) the name of the Fund will change to ING Global Value Choice Fund; (2) the Fund's fundamental investment objective of "maximum long-term capital appreciation" will be changed to a non-fundamental investment objective of "long-term capital appreciation;" and
(3) the Fund's non-fundamental investment strategies and policies will be modified so that the sub-adviser will aim to provide superior risk-adjusted returns through an opportunistic value-oriented process.

Modifications to the SAI to reflect these changes are set below.

(1) All references to the current sub-adviser for Emerging Countries Fund will be replaced with the proposed sub-adviser, "Brandes Investment Partners, L.P."

(2) All references to the current sub-adviser for International SmallCap Growth Fund will be replaced with the proposed sub-adviser, "Acadian Asset Management, Inc."

(3) The name of the International SmallCap Growth Fund will be changed to "ING International SmallCap Fund." Therefore, all references to "ING International SmallCap Growth Fund" will be replaced with "ING International SmallCap Fund."

(4) All references to the current sub-adviser for Worldwide Growth Fund will be replaced with the proposed sub-adviser, "NWQ Investment Management Company, LLC."

(5) The name of the Worldwide Growth Fund will be changed to "ING Global Value Choice Fund." Therefore, all references to "ING Worldwide Growth Fund" will be replaced with "ING Global Value Choice Fund."

(6) The following disclosure will be added after the second paragraph on page 32 of the section entitled "Sub-Advisory Agreements":

                  Pursuant to a Sub-Advisory Agreement between the Investment Adviser and Acadian, Acadian acts as Sub-Adviser to International SmallCap Fund. In this capacity, Acadian, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments, consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Acadian's address is Ten Post Office Square, Boston, MA 02109.

                  Pursuant to a Sub-Advisory Agreement between the Investment Adviser and NWQ, NWQ acts as Sub-Adviser to ING Global Value Choice Fund ("Global Value Choice"). In this capacity, NWQ, subject to the supervision and control of the Investment Adviser and the Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments consistently with its investment objectives and executes the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. The principal address of NWQ is 2049 Century Park East, 4th Floor, Los Angeles, California 90067. NWQ is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions. NWQ is a wholly owned subsidiary of Nuveen Investments, Inc., a publicly traded company, except for a minority interest owned by certain members of NWQ.

(7) The table in the section entitled "Sub-Advisory Agreements" beginning on page 30 will be amended as follows:

   FUND                                   ANNUAL SUB-ADVISORY FEE
   ----                                   -----------------------
   Emerging Countries                     0.70% of the Fund's average daily net assets

   International SmallCap                 0.55% of the first $140 million of the Fund's
                                          average daily net assets, 0.46% of the next
                                          $860 million of the Fund's average
                                          daily net assets, and 0.425% of the
                                          Fund's average daily net assets in
                                          excess of $1 billion

   Global Value Choice                    0.40% of the value of the
                                          Fund's average daily net assets when
                                          transitioned to NWQ; 0.60% of the
                                          value in excess of the value of the
                                          Fund's average daily net assets when
                                          transitioned to NWQ.

(8) The Table in the section entitled "Expense Limitation Agreements" beginning on page 34 will be amended as follows:

      FUND           CLASS A         CLASS B         CLASS C        CLASS I         CLASS M        CLASS Q
      ----           -------         -------         -------        -------         -------        -------
    Emerging          2.10%           2.85%           2.85%           N/A            2.15%          2.60%
   Countries

(9) The Table in the section entitled "Rule 12b-1 Plans" beginning on page 38 will be amended as follows:

                                   FEES BASED ON AVERAGE DAILY NET ASSETS
                                   --------------------------------------
             FUND                 CLASS A       CLASS B       CLASS C         CLASS M            CLASS Q
             ----                 -------       -------       -------         -------            -------
      Emerging Countries           0.25%         1.00%         1.00%           0.75%              0.25%

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE